ONEFUND Trust

(the “Trust”)

ONEFUND S&P 500® Equal Weight Index

(the “Fund”)

SUPPLEMENT DATED SEPTEMBER 15, 2023 TO THE

SUMMARY PROSPECTUS, PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

EACH DATED JULY 28, 2023

The following provides notice to shareholders of important changes to the Fund.

On August 22, 2023, the Board of Trustees of the Trust (the “Board”) approved changes to the Fund. The changes, described below, will become effective on or about November 15, 2023 (the “Effective Date”).

On the Effective Date, the Fund’s name will change from “ONEFUND S&P 500® Equal Weight Index” to the “ONEFUND S&P 500®” and the Fund’s underlying index will change from the “S&P 500® Equal Weight Index” to the “S&P 500® Index”.

Accordingly, as of the Effective Date, the Summary Prospectus, Prospectus, and SAI are amended as follows:

•	All references to the Fund’s name in the Summary Prospectus, Prospectus and SAI are deleted and replaced with “ONEFUND S&P 500®.”

•	All references to the Fund’s index in the Summary Prospectus, Prospectus and SAI are deleted and replaced with “S&P 500® Index.”

•	All references to the Fund’s investment objective in the Summary Prospectus and Prospectus are deleted and replaced with the following:

The ONEFUND S&P 500® (the “Fund”) seeks to replicate, before fees and expenses, the total return of the S&P 500® Index (the “Index”).

•	The second and third paragraphs in the “PRINCIPAL INVESTMENT STRATEGIES” sections of the Summary Prospectus and the Prospectus are deleted in their entirety and replaced with the following:

The Index is maintained in accordance with the index methodology of the S&P 500. It measures the performance of 500 companies, all of which are listed on national stock exchanges and span over approximately 24 separate industry groups. The weight of each company’s stock in the Index is typically proportionate to the company’s market capitalization. As a result, companies with the largest market capitalizations will tend to have the highest weights within the Index.

As of August 31, 2023, the minimum threshold for adding companies to the Index was a market capitalization of $14.6 billion or higher, and the average market capitalization of the 500 companies was $78.8 billion. The Fund may change its target index if Fund management believes a different index would better enable the Fund to match the performance of the market segment represented by the Index.

•	The “PERFORMANCE INFORMATION” sections of the Summary Prospectus and the Prospectus are deleted in their entirety and replaced with the following:

The bar chart and performance table below provide an indication of the risks of investing in the Fund by showing the annual total returns, highest and lowest quarterly returns and the average annual total returns (before and after taxes) in comparison to the performance of a broad-based securities index. The Fund’s past performance is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Fund’s website at https://onefund.io/fund/ or by calling 1-844-464-6339.

Calendar Year Return – No Load Class Shares as of December 31

During the period shown on the bar chart, the Fund’s highest total return for a quarter was 21.55% (quarter ended June 30, 2020) and the lowest total return for a quarter was -26.49% (quarter ended March 31, 2020). As of June 30, 2023, the calendar year-to-date return was 7.12%.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements such as 401(k) plans or Individual Retirement Accounts (IRAs).

ONEFUND S&P 500®
Average Annual Total Returns (for the periods ended December 31, 2022)	One Year	Five Years	Ten Years(1)	Life of Fund(1)
Return Before Taxes	-11.82%	8.82%	—	9.42%
Return After Taxes on Distributions	-12.56%	8.17%	—	8.64%
Return After Taxes on Distributions and Sale of Fund Shares	-6.61%	6.82%	—	7.33%
Index - S&P 500® (reflects no deduction for fees, expenses, or taxes)*	-18.11%	9.42%	—	10.35%
Index - S&P 500® Equal Weight (reflects no deduction for fees, expenses, or taxes)	-11.45%	9.11%	—	9.59%
(1)	The Fund’s commencement of operations was May 1, 2015.

*	In prior prospectuses, the Fund compared its performance only against the S&P 500® Equal Weight Index. Upon the expiration of the license for the S&P 500® Equal Weight Index, based on the recommendation of the Adviser, the Board of Trustees of the Fund approved a change in the Fund’s underlying index from the S&P 500® Equal Weight Index to the S&P 500® Index. Therefore, the S&P 500® Index will replace the S&P 500® Equal Weight Index as the Fund’s primary benchmark in future comparisons.

The S&P 500® Index is maintained in accordance with the index methodology of the S&P 500. It measures the performance of 500 companies, all of which are listed on national stock exchanges and span over approximately 24 separate industry groups. A direct investment in an index is not possible.

The S&P 500® Equal Weight Total Return Index is maintained in accordance with the index methodology of the S&P 500. It measures the performance of the same 500 companies as the S&P 500, but applies an equal weight to those companies, which results in sector exposures that differ from those of the S&P 500. A direct investment in an index is not possible.

•	The first paragraph in the “GENERAL INFORMATION” section of the SAI is deleted in its entirety and replaced with the following:

“The ONEFUND S&P 500® (the “Fund”) is a separate series of ONEFUND Trust, an open-end management investment company that was organized as a trust under the laws of the State of Delaware on November 9, 2005 (the “Trust”). The Trust was previously known as “Giant 5 Funds,” and changed its name to “Index Funds” in February 2014. The Trust changed its name from “Index Funds” to “ONEFUND Trust” and the Fund changed its name from “Index Funds S&P 500® Equal Weight” to “ONEFUND S&P 500® Equal Weight Index” in February 2023. The Fund changed its name from “ONEFUND S&P 500® Equal Weight Index” to “ONEFUND S&P 500®” in November 2023. The Fund is described in this Statement of Additional Information (the “SAI”). As of the date of this SAI, the Fund offers one class of shares: No Load Shares. The Fund is diversified, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”).”

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